UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska, 68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

7/31

Date of reporting period: 1/31/11

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

JANUARY 31, 2011

INVESTOR CLASS SHARES  (WADEX)

1-866-950-6WFG

www.wadefunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

March 16, 2011

Dear Shareholder,

2010 was another volatile year for the markets. While the year started out strong, it hit a rough patch in the summer with worries of a double dip recession in the U.S. and contagion from debt problems in Europe driving stock markets down. In December of 2010, the stock market caught fire and made a huge run up in a very short period of time.

2011 is still young at heart and has already faced rising tension in the Middle East and massive problems as a result of the Japan earthquake and tsunami.

The U.S. Federal Reserve again utilized the Greenspan/Bernanke “throw out a life preserver” technique and unleashed Quantitative Easing 2 (QE2) onto the markets.

  This second round of quantitative easing consisted of the FED purchasing $600 billion of U.S. government bonds to help increase liquidity in the capital markets.

  Along with this, the FED has artificially suppressed interest rates to near zero in an effort to revive the comatose real estate market and entice investors back into risky assets like stocks and commodities.

  Bernanke is on record as saying that he “wants to reflate stock prices” and he “wants to create a level of inflation.”  This is like playing with dynamite and will likely end in an ugly fashion within 12-18 months.

For the 6 months ending 1/31/11, Wade Core Destination Fund (WADEX) returned 7.32% and has returned 14.10% annualized since inception. This compares to a return of 11.17% and 20.32% for the Lipper Balanced Fund Index1. The underperformance was due to the fact that I continue to see large risks weighted towards the downside, and thus have maintained a conservative stance through 2010 by being underweight in equities while being overweight in securities that hedge against a stock market drop. I am confident that once the final innings of this business cycle play out, WADEX shareholders will be rewarded for this cautious stance.

What Kind of Mutual Fund is the Wade Core Destination Fund?

As the Fund is now over two years old, I feel this is a good opportunity to remind investors what the purpose of the Fund is and is not.

The Fund is not meant to beat the markets year in and year out. My team and I do not possess a “Magic 8 ball” that tells us when to buy at exact market lows and sell at exact market highs.

  That said, prior to launching the Fund I had good success utilizing Wade Financial Group’s Contrarian Value (ConVal®) investment approach to buy low and sell high across complete business cycles.

  The Great Recession that began slightly before the Fund’s launch in the fall of 2008 was a tumultuous time for a launch.

1 The Wade Core Destination Fund uses the Lipper Balanced Fund Index as a benchmark. The Lipper Balanced Fund Index tracks funds whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

  As a result of the Great Recession, the rules of investing changed and what had worked well for over 24 years did not work as well as I would have expected.

  There was a legitimate chance that things could have turned out much worse and remained that way versus the almost 100% recovery of stocks since the spring of 2009 lows.

  I chose to reduce the Fund’s allocation to stocks after they had recovered 40-50%, as it was my belief that nothing had fundamentally changed to address the massive government spending and skyrocketing debt.

  In hindsight, I was early and did not anticipate the degree to which the FED would choose to print money and artificially stimulate the stock market and mortgage the future to save face today.

WADEX is meant to help investors protect and grow their capital over full market cycles. At this time, the Fund is in the 2nd to 3rd inning of a 9 inning investment time horizon.

  Our objective is to attempt to earn a positive absolute return each calendar year and/or keep losses at no greater than -10% in any given 12 month period. The Fund can potentially better serve WADEX’s shareholders by not only building wealth, but more importantly, not watching big returns evaporate into large negative returns.

  The stock market as measured by the S&P 500 index has suffered two -48% setbacks in the last 11 years.

  To make up for a 48% loss, you need a 100% gain.

  Coincidentally, the -48% drop of 2008/09 has made up close to 100%.

  When you travel that far and that fast by artificial means, it has historically paid to “play it safe” with defense versus offense.

  There will come a time in the future where our ConVal® investment moves from cautious at our current 38% weight to stocks to bullish at a 65% stock weight in the Fund.  That is not today.

By utilizing Wade Financial Group’s ConVal® process to identify undervalued assets classes and securities on a global basis, we attempt to buy when securities are cheap and sell when they become overvalued.

  Our highly disciplined process means that we will often be buying when others are selling, and selling when others are buying.

  This can lead to periods of underperformance, as the Fund is experiencing now.

  We will stand firm against the stampeding herd and not rush to buy just because everyone else is.

  Our valuation work will dictate the appropriate course of action to take. Being reactive, a common trait displayed by many mutual fund managers, seldom leads to consistent investing success.

Current Outlook

Mr. Market has been very complacent since Ben Bernanke launched QE2 and has taken a path that has headed straight up. This has caused the U.S. stock market to become overbought and overvalued based on multiple valuation metrics.

•

While economic growth has picked up slightly in the U.S., the majority of the structural economic issues still have not been resolved.

•

The financial implosion experienced by many banks in 2008 has been swept under the rug by government intervention but has yet to be resolved. In fact, most banks were essentially saved by having their liabilities transferred from the private sector to the public sector through the infusion of capital or an outright purchase of defaulted securities at above market rates.

•

In order to finance these bailouts while simultaneously stimulating their economies, many governments in the developed world piled on debt, which is now reaching unsustainable levels. The U.S., Japan, UK, Spain, Portugal and Greece are just a few examples.

•

Unemployment continues to remain elevated especially in the U.S. where a 9.0% unemployment rate is holding back an economy driven by consumption that makes up around 70% of the GDP. Also the housing markets in the U.S. have yet to recover and the possibility of a further decline in housing prices remains high.

•

According to the Tribeca, 35% of Americans receiving a “paycheck” are not really receiving a paycheck at all. Instead, 35% of Americans are now receiving various forms of government support, including Social Security, Medicare, Medicaid and unemployment.  There is no way to grow out of the mess we are in when over one- third of Americans are not actually working in a productive capacity that can stimulate the economy.

While inflation typically should not be an issue in a weak economic environment, due to high growth rates in the emerging markets, inflation has reared its ugly head causing the price of commodities to rise sharply. This is an especially huge concern for food, energy and metal prices as it not only affects the consumer but also firms that use these commodities as inputs for their products. We believe inflation will cause an economic slowdown in emerging markets, which will affect global growth.

•

The possibility of stagflation (low growth combined with high inflation) is now elevated unless commodity inflation is brought under control. We do not see commodity inflation weakening any time soon as the U.S. FED continues to maintain an easy monetary policy.

•

Political unrest in the Middle East has further heightened the level of uncertainty and greatly pushed up the cost of oil by over $20 per barrel based on WTI Crude prices. This sharp and sudden increase in oil has further increased our concern over encountering economic weakness in the near future.

As is typical of recessions caused by high levels of leverage, the economic recovery often takes several years to play out with intermittent cyclical growth spurts that reach pre-recession highs.

•

An investor needs to remember that we believe that the secular trend for economic growth remains negative and continuous shocks will likely occur as government stimulus wears off and the private sector remains too weak to drive growth.

Fund Positioning

Asset allocation, security selection and diversification continue to be the main drivers of returns for the Fund. Unique asset classes such as managed futures, precious metals and distressed debt combined with unique strategies like covered call writing, help to dampen volatility.

The graphic below provides an approximate asset allocation of the Fund, as of this writing.

Real Estate, 0%
Managed Futures, 8%
Special Situations, 2%
Global Stock, 1%
Cash, 11%
Natural Resources, 8%
Bond, 14%
Emerging Markets Stocks, 5%
Core U.S. Stock , 26%
Foreign Stock, 7%
Asset Allocation / Hybrid 21%

Recent trades include:

•

To hedge against inflation risks, we continue to hold precious metals within the Fund. Gold, Silver and Lithium have a 6.8% weighting. We have also added a 1% position to a long commodities ETF in addition to the 8% exposure to managed futures.

•

Upon the break out of political unrest in Egypt, we eliminated our 1% exposure to the Frontier markets thus reducing direct exposure to political unrest in the Middle East.

•

While we typically utilize short ETFs to hedge overall stock market exposure while retaining exposure to a select group of stocks within our Paid To Wait® stock portfolio, we decided to sell some of the short ETFs we utilize and replace them with two ETNs that have exposure to the VIX volatility index.  Due to how complacent the U.S. stock market has become since QE2 was put in place, the volatility on the S&P 500 has dropped to unjustifiably low levels, we took this opportunity to scoop up “insurance” at very cheap prices.

•

Within our stock portfolio, we trimmed exposure to oil drillers as we have had excellent returns since we purchased the positions at severely beaten down prices as a result of the BP oil spill. Following our discipline, we sold a few overvalued positions in oil drillers and bought undervalued ones in the technology sector.

•

In the fixed income sleeve, we continue to maintain a conservative stance by keeping overall duration short and opportunistically adding to cheaper segments of the capital markets.

Our Continued Dedication to You the Shareholder

You, the shareholder, is why we continue to work daily at researching to uncover securities that we believe to be “on sale” while keeping a sharp eye on risk.  When a stock market shoots up close to 100% in a short period of time, uncovering undervalued securities becomes much more difficult.  At this time, the area of the stock market that offers the best risk/reward tradeoff is the high quality, U.S. dividend paying stocks. We call these Paid to Wait® stocks.

By applying a clear and consistent investment discipline based on a fundamental set of investment principals, which are executed with rigor, we hope to continue to contribute to our combined long-term success as fellow shareholders.

With over $1 million invested in the Fund, I have personally put a large percentage of my family’s net worth into the Fund. I shall continue to fulfill my fiduciary duty to you and manage this Fund in your best interest, always putting You First.

For more information about the Wade Core Destination fund, please visit our website at www.wadefunds.com.

We want to sincerely thank you for placing your confidence in our firm and me by investing in the Wade Core Destination Fund.0565-NLD-3/18/2011

Best Regards,

Jerry B. Wade, CFP®, CFS

Chief Investment Officer

Wade Core Destination Fund
PORTFOLIO REVIEW (Unaudited)
January 31, 2011

The Fund's performance figures* for the period ended January 31, 2010, as compared to its benchmark:

	Six Months	One Year	Since Inception **
Wade Core Destination Fund - Investor Class	7.32%	9.20%	14.10%
Lipper Balanced Fund Index ***	11.17%	15.44%	20.32%

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-866-950-6934.

** Inception date is December 2, 2008

*** The Lipper Balanced Fund Index tracks funds whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.  It is not possible to invest directly in an Index.

		% of
Top Holdings by Industry/Category		Net Assets
Debt Funds		15.4%
Commodity Funds		8.5%
Growth Fund		7.0%
Emerging Markets Funds		5.3%
Oil & Gas		5.2%
Equity Funds		5.1%
Banks		4.8%
Currency		4.0%
Asset Allocation Funds		3.6%
Other, Cash & Cash Equivalents		41.1%
		100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund's holdings.

Wade Core Destination Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
January 31, 2011
Shares				Fair Value

	COMMON STOCK - 27.2%
	AEROSPACE/DEFENSE - 0.6%
2,240	Lockheed Martin Corp.			$ 178,304
760	National Presto Industries, Inc.			97,295
				275,599
	AGRICULTURE - 1.2%
52,050	Alliance One International, Inc. *			199,351
6,600	Altria Group, Inc.			155,166
1,356	British American Tobacco PLC - ADR			100,507
1,680	Imperial Tobacco Group PLC - ADR			96,046
				551,070
	AUTO MANUFACTURERS - 0.6%
3,228	Toyota Motor Corp. - ADR			265,277

	BANKS - 0.8%
1,710	Bank of Montreal			98,684
2,350	Iberiabank Corp.			133,292
2,220	Royal Bank of Canada			119,214
				351,190
	BEVERAGES - 1.3%
2,695	Coca-Cola Co.			169,381
1,280	Diageo PLC - ADR			98,304
2,840	Molson Coors Brewing Co.			133,111
2,800	PepsiCo, Inc.			180,068
				580,864
	BIOTECHNOLOGY - 0.4%
3,600	Amgen, Inc. *			198,288

	CHEMICALS - 0.6%
3,680	Monsanto Co.			270,038

	COAL - 0.2%
2,866	Natural Resource Partners LP			104,236

	COMMERCIAL SERVICES - 1.1%
8,240	Iron Mountain Inc.			200,974
5,600	Ritchie Bros Auctioneers, Inc.			139,608
2,100	Visa, Inc. - Cl. A			146,685
				487,267
	COMPUTERS - 0.7%
979	Apple, Inc. *			332,194

	COSMETICS/PERSONAL CARE - 0.6%
1,540	Colgate-Palmolive Co.			118,226
2,745	Procter & Gamble Co.			173,292
				291,518
	DIVERSIFIED FINANCIAL SERVICES - 0.6%
5,800	CBOE Holdings Inc.			133,458
8,680	Charles Schwab Corp.			156,674
				290,132

See accompanying notes to financial statements.

Wade Core Destination Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
January 31, 2011
Shares				Fair Value

	ELECTRIC - 0.6%
4,000	Exelon Corp.			$ 170,040
2,660	FirstEnergy Corp.			104,059
				274,099
	ELECTRONICS - 0.3%
2,340	Itron, Inc. *			135,767

	ENTERTAINMENT - 0.2%
7,950	Regal Entertainment Group - Cl. A			96,672

	ENVIRONMENTAL CONTROL - 0.4%
2,200	Mine Safety Appliances Co.			68,596
5,760	US Ecology, Inc.			97,114
				165,710
	FOOD - 1.0%
2,930	Campbell Soup Co.			100,030
20,660	Dean Foods Co. *			209,699
4,540	Sysco Corp.			132,296
				442,025
	HEALTHCARE-PRODUCTS - 2.5%
1,240	Becton Dickinson and Co.			102,858
5,810	Covidien PLC			275,801
3,160	Johnson & Johnson			188,873
4,560	Medtronic, Inc.			174,739
8,710	Patterson Cos., Inc.			287,953
1,770	Stryker Corp.			101,881
				1,132,105
	HOUSEHOLD PRODUCTS/WARES - 0.2%
1,610	Kimberly-Clark Corp.			104,215

	INSURANCE - 1.8%
4,740	Arthur J Gallagher & Co.			140,683
8,390	Berkshire Hathaway, Inc. *			685,882
				826,565
	INTERNET - 0.3%
210	Google, Inc. - Cl. A *			126,076

	MISCELLANEOUS MANUFACTURING - 0.3%
1,340	3M Co.			117,813

	OIL & GAS - 3.3%
13,950	Birchcliff Energy Ltd. *			158,367
3,319	BP PLC - ADR			157,553
1,830	Chevron Corp.			173,722
1,650	Devon Energy Corp.			146,339
1,550	Diamond Offshore Drilling, Inc.			111,150
1,890	Ensco PLC - ADR			102,703
1,330	EOG Resources, Inc.			141,499
2,180	Exxon Mobil Corp.			175,882
4,270	Range Resources Corp.			212,945
2,860	Ultra Petroleum Corp. *			136,508
				1,516,668

See accompanying notes to financial statements.

Wade Core Destination Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
January 31, 2011
Shares				Fair Value

	PHARMACEUTICALS - 1.2%
3,660	Abbott Laboratories			$ 165,286
2,380	Novartis AG - ADR			132,947
8,520	Pfizer, Inc.			155,234
3,120	Roche Holding AG - ADR			119,402
				572,869
	PIPELINES - 0.4%
2,740	Spectra Energy Corp.			71,870
2,730	TransCanada Corp.			99,754
				171,624
	REAL ESTATE - 0.5%
7,090	Consolidated-Tomoka Land Co.			204,546

	RETAIL - 0.7%
1,372	McDonald's Corp.			101,075
1,770	Target Corp.			97,049
1,810	Wal-Mart Stores, Inc.			101,487
				299,611
	SAVINGS & LOANS - 0.8%
11,620	Capitol Federal Financial, Inc.			141,648
7,190	People's United Financial, Inc.			92,823
11,160	ViewPoint Financial Group			141,453
				375,924
	SEMICONDUCTORS - 1.0%
6,640	Intel Corp.			142,494
4,550	Linear Technology Corp.			158,294
3,680	Microchip Technology, Inc.			134,210
				434,998
	SOFTWARE - 0.7%
4,510	Microsoft Corp.			125,040
6,570	Oracle Corp.			210,437
				335,477
	TELECOMMUNICATIONS - 1.7%
19,350	Cisco Systems, Inc. *			409,253
3,790	Rogers Communications, Inc.			132,347
5,910	Verizon Communications, Inc.			210,514
				752,114
	TRANSPORTATION - 0.4%
6,580	Nordic American Tanker Shipping			160,881

	WATER - 0.2%
10,170	Consolidated Water Co. Ltd.			111,260

	TOTAL COMMON STOCK ( Cost - $11,297,794)			12,354,692

	MUTUAL FUNDS - 35.1%
	ASSET ALLOCATION FUNDS - 3.6%
265,499	PIMCO Fundamental Advantage Total Return Strategy Fund			1,162,884
41,210	PIMCO Global Multi-Asset Fund			479,690
				1,642,574

See accompanying notes to financial statements.

Wade Core Destination Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
January 31, 2011
Shares				Fair Value

	COMMODITY FUNDS - 2.0%
3,953	Direxion Commodity Trends Strategy Fund *			$ 112,571
30,796	Rydex Series - Long/Short Commodities Strategy Fund			797,914
				910,485
	COMMODITY AND CURRENCY FUND - 2.2%
38,869	Rydex Managed Futures Strategy Fund *			1,005,537

	CURRENCY FUND - 4.0%
63,322	Financial Trends Strategy Fund *			1,792,019

	DEBT FUNDS - 12.2%
145,540	FPA New Income, Inc.			1,584,933
147,084	PIMCO Total Return Fund			1,595,866
206,064	Third Avenue Focused Credit Fund			2,361,488
				5,542,287
	EQUITY FUNDS - 3.1%
11,588	Leuthold Global Clean Technology Fund *			134,076
54,025	Matthews Asia Dividend Fund			763,916
31,228	Templeton Frontier Markets Fund			512,457
				1,410,449
	GROWTH FUND - 7.0%
265,833	Hussman Strategic Growth Fund			3,184,681

	INTERNATIONAL FUND - 1.0%
29,311	Oakmark International Small Cap Fund			424,425

	TOTAL MUTUAL FUNDS ( Cost - $15,726,500)			15,912,457

	EXCHANGE TRADED FUNDS - 22.5%
	COMMODITY FUNDS - 6.5%
3,740	ETFS Gold Trust *			495,026
48,488	iShares Silver Trust *			1,328,571
5,126	SPDR Gold Shares *			665,714
13,760	GreenHaven Continous Commodity Index Fund *			468,253
				2,957,564
	DEBT FUNDS - 3.2%
3,260	iShares Barclays 1-3 Year Treasury Bond Fund			274,133
7,290	iShares Barclays 20+ Year Treasury Bond Fund			664,994
5,100	PIMCO Enhanced Short Maturity Strategy Fund			514,131
				1,453,258
	EMERGING MARKETS FUNDS - 5.3%
4,370	Emerging Global Shares INDXX Brazil Infrastructure Index Fund			105,055
5,680	Global X Brazil Mid Cap ETF			98,832
1,320	iShares MSCI Brazil Index Fund			96,624
4,500	Market Vectors Brazil Small-Cap ETF			234,720
7,960	Market Vectors Poland ETF			220,094
5,750	ProShares Short FTSE China 25 *			250,182
9,110	WisdomTree Emerging Markets Equity Income Fund			523,370
10,420	WisdomTree Emerging Markets SmallCap Dividend Fund			540,902
15,020	WisdomTree India Earnings Fund			348,013
				2,417,792

See accompanying notes to financial statements.

Wade Core Destination Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
January 31, 2011
Shares				Fair Value

	ENERGY FUNDS - 1.4%
13,580	Global X FTSE Nordic 30 ETF			$ 281,785
8,400	Global X Lithium ETF			183,204
3,680	JPMorgan Alerian MLP Index ETN			137,595
				602,584
	EQUITY FUNDS - 2.0%
3,830	iPATH S&P 500 VIX Mid-Term Futures ETN *			222,427
6,990	iPATH S&P 500 VIX Short-Term Futures ETN *			223,960
2,780	SPDR Dow Jones Industrial Average ETF Trust			329,708
2,170	Vanguard Growth ETF			135,777
				911,872
	INTERNATIONAL FUNDS - 1.6%
8,760	iShares MSCI Canada Index Fund			274,100
9,180	Vanguard Total World Stock Index Fund ETF			444,404
				718,504
	MUNICIPAL BOND FUND- 2.0%
51,920	BlackRock Build America Bond Trust			917,946

	SHORT/INVERSE FUND - 0.5%
7,360	ProShares Short Russell2000 *			236,955

	TOTAL EXCHANGE TRADED FUNDS ( Cost - $9,205,050)			10,216,475

	PREFERRED STOCK - 2.0%
	AUTO MANUFACTURERS - 2.0%
16,390	General Motors Co.	4.7500	12/1/2013	890,141
	TOTAL PREFERRED STOCK ( Cost - $914,680)

Principal Amount		Coupon Rate (%)	Maturity
	BONDS & NOTES - 8.4%
	AGRICULTURE - 0.2%
99,000	Reynolds American Inc.	7.2500	6/1/2012	105,430

	BANKS - 4.0%
225,000	Ally Financial Inc.	6.6250	5/15/2012	233,719
78,000	Ally Financial Inc.	7.0000	10/15/2011	79,770
990,000	Ally Financial Inc.	7.2500	3/2/2011	993,778
460,000	Goldman Sachs Group, Inc.	4.5000	5/15/2015	484,615
				1,791,882
	DIVERSIFIED FINANCIAL SERVICES - 2.2%
347,000	Ford Motor Credit Co. LLC	7.2500	10/25/2011	360,012
500,000	Ford Motor Credit Co. LLC	7.3750	2/1/2011	500,000
70,000	Jefferies Group Inc.	7.7500	3/15/2012	74,514
60,000	Jefferies Group Inc.	8.5000	7/15/2019	69,845
				1,004,371
	OIL & GAS - 1.9%
858,000	BP Capital Markets PLC	1.5500	8/11/2011	861,123

	RETAIL - 0.1%
60,000	Best Buy Co., Inc.	6.7500	7/15/2013	66,385

	TOTAL BONDS & NOTES ( Cost - $3,719,720)			3,829,191

See accompanying notes to financial statements.

Wade Core Destination Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
January 31, 2011
Shares				Fair Value

	SHORT-TERM INVESTMENTS - 3.8%
	MONEY MARKET FUND - 3.8%
1,719,439	Goldman Sachs Financial Square Funds - Prime Obligations Fund, 0.01% **
	TOTAL SHORT-TERM INVESTMENTS ( Cost - $1,719,439)			$ 1,719,439

	TOTAL INVESTMENTS - 99.0% ( Cost - $42,583,183) (a)			$ 44,922,395
	OTHER ASSETS LESS LIABILITIES - 1.0%			437,509
	NET ASSETS - 100.0%			$ 45,359,904

* Non-income producing security.
** Money Market Fund; Interest rate reflects seven-day effective yield on January 31, 2011.
ADR - American Depositary Receipt
ETN - Exchange Traded Note
ETF - Exchange Traded Fund
MLP - Master Limited Partnership

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (including securities sold short) is substantially the same and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation:		$ 3,134,238
		Unrealized depreciation:		(820,850)
		Net unrealized appreciation:		$ 2,313,388

	WRITTEN OPTIONS - (0.1) %
Contracts ***	CALL OPTIONS			Fair Value
3	Apple, Inc. Jan 2013 @ 350			$ 17,970
7	ChevronTexaco Corp. Jan 2012 @ 110			1,148
8	Devon Energy Corp. Jan 2012 @ 90			7,024
15	Ensco International PLC March @ 55			3,375
100	IShares Silver Trust Jan 2012 @ 30			28,200
20	Linear Technology Corp. February @ 36			400
5	Monsanto Co. January 2012 @ 90			1,800
5	Monsanto Co. April @ 70			2,950
25	SPDR Gold Trust June @ 151			2,400
	TOTAL WRITTEN OPTIONS (Premiums received $39,443)			$ 65,267

*** Each Option contract allows the holder to purchase 100 shares of the underlying security from the Fund at the stated exercise price.

See accompanying notes to financial statements.

Wade Core Destination Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
January 31, 2011

ASSETS
Investment securities:
At cost	$ 42,583,183
At fair value	$ 44,922,395
Receivable for securities sold	908,981
Dividends and interest receivable	95,777
Receivable for Fund shares sold	208
Prepaid expenses and other assets	7,602
TOTAL ASSETS	45,934,963

LIABILITIES
Payable for securities purchased	444,650
Investment advisory fees payable	39,251
Fees payable to other affiliates	15,136
Options written, at value (Proceeds $39,443)	65,267
Accrued expenses and other liabilities	10,755
TOTAL LIABILITIES	575,059
NET ASSETS	$ 45,359,904

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 41,230,453
Accumulated undistributed net investment income	108,942
Accumulated net realized gain from security transactions	1,707,121
Net unrealized appreciation of investments	2,313,388
NET ASSETS	$ 45,359,904

Net Asset Value Per Share:
Investor Shares:
Net Assets	$ 45,359,904
Shares of beneficial interest outstanding	3,548,304

Net asset value, offering and redemption price per share (a)	$ 12.78

(a) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

Wade Core Destination Fund
STATEMENT OF OPERATIONS (Unaudited)
January 31, 2011

INVESTMENT INCOME
Dividends (net of $759 foreign taxes withheld)	$ 708,334
Interest	160,009
TOTAL INVESTMENT INCOME	868,343

EXPENSES
Investment advisory fees	238,478
Administrative services fees	26,874
Transfer agent fees	19,586
Accounting services fees	14,009
Professional fees	11,226
Registration fees	10,200
Compliance officer fees	7,014
Custodian fees	6,085
Trustees' fees and expenses	3,274
Printing and postage expenses	1,823
Insurance expense	520
Other expenses	1,709
NET EXPENSES	340,798

NET INVESTMENT INCOME	527,545

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS
Net realized gain/loss from:
Security transactions	1,825,246
Options Written	(5,923)
Net realized gain/loss from investments and options written	1,819,323

Distributions of long term realized gains from other investment companies	63,080

Net change in unrealized appreciation/depreciation from:
Security transactions	968,105
Options Written	(25,824)
Net change in unrealized appreciation from investments and written options	942,281

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,824,684

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 3,352,229

See accompanying notes to financial statements.

Wade Core Destination Fund
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	January 31, 2011	Year Ended
	(Unaudited)	July 31, 2010
FROM OPERATIONS
Net investment income	$ 527,545	$ 440,656
Net realized gain/loss from security transactions and options written	1,819,323	486,175
Distributions of long term realized gains from other investment companies	63,080	13,646
Net change in unrealized appreciation of investments and options written	942,281	1,042,959
Net increase in net assets resulting from operations	3,352,229	1,983,436

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(584,014)	(326,081)
From net realized gains	(630,243)	(216,214)
Net decrease in net assets from distributions to shareholders	(1,214,257)	(542,295)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	3,970,225	46,659,004
Net asset value of shares issued in
reinvestment of distributions to shareholders	1,214,257	542,295
Redemption fee proceeds	-	70
Payments for shares redeemed	(8,981,690)	(7,893,983)
Net increase/decrease in net assets from shares of beneficial interest	(3,797,208)	39,307,386

TOTAL INCREASE/DECREASE IN NET ASSETS	(1,659,236)	40,748,527

NET ASSETS
Beginning of Year	47,019,140	6,270,613
End of Period *	$ 45,359,904	$ 47,019,140
* Includes undistributed net investment income of:	$ 108,942	$ 165,411

SHARE ACTIVITY
Investor Class:
Shares Sold	309,077	3,912,726
Shares Reinvested	94,642	44,378
Shares Redeemed	(702,269)	(647,192)
	(298,550)	3,309,912

See accompanying notes to financial statements.

Wade Core Destination Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended
	January 31, 2011		Year Ended		Period Ended
	(Unaudited)		July 31, 2010		July 31, 2009 (1)

Net asset value, beginning of period	$ 12.22		$ 11.68		$ 10.00

Activity from investment operations:
Net investment gain (2,3)	0.14		0.13		0.11
Net realized and unrealized
gain on investments	0.75		0.56		1.59
Total from investment operations	0.89		0.69		1.70

Paid-in-capital from redemption fees	-		0.00	(4)	-

Less distributions from:
Net investment income	(0.16)		(0.09)		(0.02)
Net realized gains	(0.17)		(0.06)		-
Total distributions	(0.33)		(0.15)		(0.02)

Net asset value, end of period	$ 12.78		$ 12.22		$ 11.68

Total return (5)	7.32%	(6)	5.94%		17.02%	(6)

Net assets, end of period (000s)	$ 45,360		$ 47,019		$ 6,271

Ratio of gross expenses to average
net assets (7)	1.43%	(8)	1.47%		6.14%	(8)
Ratio of net expenses to average
net assets (7)	1.43%	(8)	1.74%	(9)	1.99%	(8)
Ratio of net investment income
net assets (7)	2.21%	(8)	1.05%		1.53%	(8)

Portfolio Turnover Rate	38%	(6)	155%		117%	(6)

(1)	The Wade Core Destination Fund Investor shares commenced operations on December 2, 2008.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(4) Represents less than $0.005 per share.
(5)	Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
Assumes reinvestment of all dividends and distributions.
(6) Not annualized.
(7)	The ratios of expenses to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(8) Annualized.
(9)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Wade Core Destination Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

January 31, 2011

1.

ORGANIZATION

The Wade Core Destination Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund’s investment objective is to achieve total return.

The Fund currently offers Investor shares only. Class C shares of the Fund are currently not available.  Investor shares are offered at net asset value.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale at the last reported bid price on the valuation date.  Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last reported bid price on the valuation date.  Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended Funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Wade Core Destination Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

January 31, 2011

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of January 31, 2011 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	12,354,692	-	-	12,354,692
Mutual Funds	15,912,457	-	-	15,912,457
Exchange Traded Funds	10,216,475	-	-	10,216,475
Bonds & Notes	-	3,829,191	-	3,829,191
Preferred Stock	890,141	-	-	890,141
Money Market Funds	1,719,439	-	-	1,719,439
Total	41,093,204	3,829,191	-	44,922,395

The Fund did not hold any Level 3 securities during the period.

There were no significant transfers into and out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Schedule of Investments for industry classifications.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years entities will need to disclose information about purchases, sales issuances and settlements of Level 3 securities on a gross basis rather than as a net number as currently required.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Portfolio’s financial statement disclosures.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. Investment income and return of capital is recorded based on estimates made at the time such distributions are received. Such estimates are based on historical information available form each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Company. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Wade Core Destination Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

January 31, 2011

Exchange Traded Notes (“ETNs”) – ETNs are senior, unsecured, unsubordinated debt securities which trade on an exchange and are designed to provide investors with a new way to access the returns of market benchmarks or strategies.  With ETNs, the investor has direct counterparty exposure to the issuer or to third parties guaranteeing the securities’ performance.

Dividends and distributions to shareholders – Dividends from net investment income are declared and paid annually. Distributable net realized capital gains are declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax years (2009) or expected to be taken in the Fund’s 2010 Tax return and during the period ended January 31, 2011. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund make significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended January 31, 2011, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $16,805,062 and $18,201,842, respectively.

Wade Core Destination Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

January 31, 2011

Option Transactions – The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices. The Fund may write call options only if it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above.

When a Fund writes an option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call or put option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option. For the year ended January 31, 2011, the fund had net losses of $5,923, which are included in net realized gain/loss from options written in the Statement of Operations.

The number of option contracts written and the premiums received by the Fund for the year ended January 31, 2011, were as follows:

Written Call Options:	Number of Contracts	Premiums Received
Options outstanding, beginning of period	-	$ -
Options written	305	54,438
Options exercised	(2)	(1,048)
Options expired	-	-
Options closed	(115)	(13,947)
Options outstanding, end of period	188	$ 39,443

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Wade Financial Group, Inc. serves as the Fund’s Investment Adviser (the “Adviser”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, transfer agent services and custody administration services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds or extraordinary expenses, such as litigation) do not exceed 1.99% of the Fund’s average daily net assets for Investor Class shares.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to the Investor Class are subsequently less than 1.99% of average daily net assets, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.99% of average daily net assets for the Investor Class shares. If Fund Operating Expenses attributable to the Investor Class shares subsequently exceed 1.99% of the Fund's average daily net assets, the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).

Wade Core Destination Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

January 31, 2011

The Fund pays its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Each Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting, transfer agency and custody administration services to the Fund as follows:

Administration.  The Fund pays GFS an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund is subject to a minimum annual fee. The Fund also pays GFS for any out-of-pocket expenses.  Fees are billed monthly as follows:

The greater of:

A minimum annual fee of $40,000 or

10 basis points or 0.10% per annum on the first $100 million in net assets

8 basis points or 0.08% per annum on the next $150 million in net assets

6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. The Fund pays GFS a base annual fee of $24,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

2 basis points or 0.02% on net assets of $25 million to $100 million

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges. The fees are billed monthly as follows:

-

The greater of the annual minimum or per account charges. The annual minimum is $15,000 per class and the per account charge is $14.00 per account.

Custody Administration. Pursuant to the terms of the Fund’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Fund pays an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement. GFS’s fees collected for the period ended January 31, 2011 were $1,834. The Custodian fees listed in the Statement of Operations include the fees paid to GFS pursuant to the Custody Administration Agreement.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the period ended January 31, 2011, the Fund incurred expenses of $7,014 for compliance services pursuant to the Trust’s Agreement with NLCS. Such fees would be included in the line item marked “Compliance officer fees” on the Statement of Operations in the shareholder report.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the period ended January 31, 2011, GemCom collected amounts totaling $5,638 for EDGAR and printing services performed.

Wade Core Destination Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

January 31, 2011

5.  REDEMPTION FEE

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund.  For the six months ended January 31, 2011, the Fund assessed $0 in redemption fees for the Investor Class.

6.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following period was as follows:

As of July, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation, undistributed ordinary income and accumulated net realized loss from security transactions are primarily attributable to the tax deferral of losses on wash sales and adjustments for real estate investment trusts, grantor trusts and partnerships.

Permanent book and tax differences primarily attributable to non-deductible expenses, and adjustments for real estate investment trusts, grantor trusts and partnerships, resulted in reclassification for the Fund for the period ended July 31, 2010 as follows: a decrease in paid in capital of $2,925; an increase in undistributed net investment income of $16,657; and a decrease in accumulated net realized gain from security transactions of $13,732.

7.  SUBSEQUENT EVENT

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Wade Core Destination Fund

EXPENSE EXAMPLES (Unaudited)

January 31, 2011

As a shareholder of the Wade Core Destination Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Wade Core Destination Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2010 through January 31, 2011.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Wade Core Destination Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 8/1/10	Ending Account Value 1/31/11	Expenses Paid During Period 8/1/10 – 1/31/11*
Investor Class	$1,000.00	$1,073.20	$7.47

Hypothetical (5% return before expenses)	Beginning Account Value 8/1/10	Ending Account Value 1/31/11	Expenses Paid During Period 8/1/10 – 1/31/10*
Investor Class	$1,000.00	$1,018.00	$7.27

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio 1.43%, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

The Privacy Policy is not part of this shareholder report

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-950-6WFG or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-950-6WFG.

INVESTMENT ADVISOR

Wade Financial Group, Inc.

5500 Wayzata Boulevard, Suite 190

Minneapolis, MN 55416

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

4/7/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

4/7/11

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

4/7/11